PROSPECTUS SUPPLEMENT                        This Prospectus Supplement, filed
FOR THE PERIOD ENDING                        pursuant to Rule 424(b)(3),
JANUARY 31, 2001 TO                          relates to Registration Statement
PROSPECTUS DATED                             33-71504-01 and the Prospectus
NOVEMBER 16, 1993                            dated November 16, 1993


                      SECURITIES AND EXCHANGE COMMISSION
                            450 Fifth Street, N.W.
                           Washington, D. C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): February 15, 2001



                         DISCOVER CARD MASTER TRUST I
                         ----------------------------
            (Exact name of registrant as specified in its charter)


Delaware                   0-23108              Not Applicable
--------                   -------              --------------
(State of                  (Commission          (IRS Employer
organization)              File Number)         Identification No.)

c/o Discover Bank
12 Read's Way
New Castle, Delaware                                    19720
-------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (302) 323-7434

                                     n/a
            ------------------------------------------------------
            (Former name or address, if changed since last report)


                                Page 1 of 221
                        Index to Exhibits is on page 9

Item 5.  Other Events

A)       Series 1993-3:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1993-3, which is attached as Exhibit 20(a) hereto.

B)       Series 1994-2:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1994-2, which is attached as Exhibit 20(b) hereto.

C)       Series 1995-1:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1995-1, which is attached as Exhibit 20(c) hereto.

D)       Series 1995-3:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1995-3, which is attached as Exhibit 20(d) hereto.

E)       Series 1996-1:

On February 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for January 2001 with respect to Series 1996-1, which is attached as Exhibit 20(e) hereto. February 15, 2001 is also the date on which holders of Class B Certificates received final payment of principal and interest (holders of the Class A Certificates received final payment of principal and interest on January 16, 2001). Accordingly, Series 1996-1 terminated after the final payment on February 15, 2001 and no further Monthly Certificateholders' Statements will be forwarded to Certificateholders of this Series.

F)       Series 1996-2:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1996-2, which is attached as Exhibit 20(f) hereto.

G)       Series 1996-3:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1996-3, which is attached as Exhibit 20(g) hereto.

H)       Series 1996-4:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1996-4, which is attached as Exhibit 20(h) hereto.

I)       Series 1997-1:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1997-1, which is attached as Exhibit 20(i) hereto.

J)       Series 1997-2:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1997-2, which is attached as Exhibit 20(j) hereto.

K)       Series 1997-3:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1997-3, which is attached as Exhibit 20(k) hereto.

L)       Series 1998-1:

On February 15, 2001 the Registrant made available the Monthly Certificateholders' Statement for January 2001 with respect to Series 1998-1, which is attached as Exhibit 20(l) hereto. February 15, 2001 is also the date on which holders of Class A Certificates received final payment of principal and interest. Accordingly, no further Monthly Certificateholders' Statements will be forwarded to Class A Certificateholders.

M)       Series 1998-2:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1998-2, which is attached as Exhibit 20(m) hereto.

N)       Series 1998-3:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1998-3, which is attached as Exhibit 20(n) hereto.

O)       Series 1998-4:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1998-4, which is attached as Exhibit 20(o) hereto.

P)       Series 1998-6:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1998-6, which is attached as Exhibit 20(p) hereto.

Q)       Series 1998-7:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1998-7, which is attached as Exhibit 20(q) hereto.

R)       Series 1999-1:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1999-1, which is attached as Exhibit 20(r) hereto.

S)       Series 1999-2:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1999-2, which is attached as Exhibit 20(s) hereto.

T)       Series 1999-3:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1999-3, which is attached as Exhibit 20(t) hereto.

U)       Series 1999-4:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1999-4, which is attached as Exhibit 20(u) hereto.

V)       Series 1999-5:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1999-5, which is attached as Exhibit 20(v) hereto.

W)       Series 1999-6:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 1999-6, which is attached as Exhibit 20(w) hereto.

X)       Series 2000-1:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 2000-1, which is attached as Exhibit 20(x) hereto.

Y)       Series 2000-2:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 2000-2, which is attached as Exhibit 20(y) hereto.

Z)       Series 2000-3:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 2000-3, which is attached as Exhibit 20(z) hereto.

AA)      Series 2000-4:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 2000-4, which is attached as Exhibit 20(aa) hereto.

AB)      Series 2000-A:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 2000-A, which is attached as Exhibit 20(ab) hereto.

AC)      Series 2000-5:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 2000-5, which is attached as Exhibit 20(ac) hereto.

AD)      Series 2000-6:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 2000-6, which is attached as Exhibit 20(ad) hereto.

AE)      Series 2000-7:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 2000-7, which is attached as Exhibit 20(ae) hereto.

AF)      Series 2000-8:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 2000-8, which is attached as Exhibit 20(af) hereto.

AG)      Series 2000-9:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 2000-9, which is attached as Exhibit 20(ag) hereto.

AH)      Series 2001-1:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 2001-1, which is attached as Exhibit 20(ah) hereto.

AI)      Series 2001-2:

On February 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for January 2001 with respect to Series 2001-2, which is attached as Exhibit 20(ai) hereto.

Item 7.  Financial Statements and Exhibits
c)       Exhibits

Exhibit No.     Description
-----------     -----------
20(a)           Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1993-3.

20(b) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1994-2.

20(c) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1995-1.

20(d) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1995-3.

20(e) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1996-1.

20(f) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1996-2.

20(g) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1996-3.

20(h) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1996-4.

20(i) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1997-1.

20(j) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1997-2.

20(k) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1997-3.

20(l) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1998-1.

20(m) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1998-2.

20(n) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1998-3.

20(o) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1998-4.

20(p) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1998-6.

20(q) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1998-7.

20(r) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1999-1.

20(s) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1999-2.

20(t) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1999-3.

20(u) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1999-4.

20(v) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1999-5.

20(w) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1999-6.

20(x) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-1.

20(y) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-2.

20(z) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-3.

20(aa) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-4.

20(ab) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-A.

20(ac) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-5.

20(ad) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-6.

20(ae) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-7.

20(af) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-8.

20(ag) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-9.

20(ah) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2001-1.

20(ai) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2001-2.

                                  SIGNATURES



Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         DISCOVER CARD MASTER TRUST I
                                 (Registrant)

                      By: DISCOVER BANK (formerly Greenwood Trust Company)
                          as originator of the Trust

                      By: Michael F. Rickert
                          -------------------------------------------------
                          Michael F. Rickert
                          Vice President, Chief Accounting Officer,
                          and Treasurer


Date:  February 15, 2001

                                EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
20(a)           Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1993-3.

20(b) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1994-2.

20(c) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1995-1.

20(d) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1995-3.

20(e) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1996-1.

20(f) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1996-2.

20(g) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1996-3.

20(h) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1996-4.

20(i) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1997-1.

20(j) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1997-2.

20(k) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1997-3.

20(l) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1998-1.

20(m) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1998-2.

20(n) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1998-3.

20(o) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1998-4.

20(p) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1998-6.

20(q) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1998-7.

20(r) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1999-1.

20(s) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1999-2.

20(t) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1999-3.

20(u) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1999-4.

20(v) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1999-5.

20(w) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 1999-6.

20(x) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-1.

20(y) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-2.

20(z) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-3.

20(aa) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-4.

20(ab) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-A.

20(ac) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-5.

20(ad) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-6.

20(ae) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-7.

20(af) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-8.

20(ag) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2000-9.

20(ah) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2001-1.

20(ai) Monthly Certificateholders' Statement, related to the month ending January 31, 2001, for Series 2001-2.